UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

[ __ ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

WWA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

WWA GROUP, INC.

13854 Lakeside Circle, Suite 248

Sterling Heights, Michigan 48313

October [__], 2013

To:

The Holders of the Common Stock of WWA Group, Inc.

Re:

Action by Written Consent in Lieu of Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of WWA Group, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on October [__], 2013.  The purpose of this Information Statement is to inform the Company’s stockholders of a certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of October 7, 2013. This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement provides notice that the Board of Directors has recommended, and holders of a majority of the voting power of our outstanding stock have voted, to approve the following items:

To approve Amended and Restated Company’s Articles of Incorporation that: (a) change the Company’s name to Summit Digital, Inc., (b) increase the authorized capital stock from 250,000,000 shares of common to, 900,000,000 shares, consisting of (i) 800,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock") and (ii) 100,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series and the Company’s board of directors may authorize from time to time, and (c) provides for a super-majority vote requirement of not less than 75% of the Company’s Common Stock on certain corporate matters.

The above actions taken by the Company’s stockholders will become effective on or about November [__], 2013 and are more fully described in the Information Statement accompanying this Notice.

Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors

/s/ Tom Nix

Tom Nix, Chief Executive Officer

October [_], 2013

Sterling Heights, MI

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”) of WWA Group, Inc., a Nevada corporation (“We” or the  “Company”) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of a special meeting of the stockholders.  The action was taken on October 7, 2013.

To approve Amended and Restated Company’s Articles of Incorporation that: (a) change the Company’s name to Summit Digital, Inc., (b) increase the authorized capital stock from 250,000,000 shares of common to, 900,000,000 shares, consisting of (i) 800,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock") and (ii) 100,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series as the Company’s board of directors may authorize from time to time, and (c) provides for a super-majority vote requirement of not less than 75% of the Company’s Common Stock on certain corporate matters.

Copies of this Information Statement are first being sent on or before October [__], 2013 to the holders of record on October [_], 2013 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following action (the “Action”) by written consent dated October 7, 2013, in lieu of a special meeting of the stockholders:

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada law are afforded to the Company’s stockholders as a result of the approval of the Action.

Vote Required

The vote, which was required to approve the above Actions, was the affirmative vote of the holders of a majority of the Company’s voting stock.  Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.

The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is October [__], 2013.  The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on October [__], 2013 (the “Record Date”). As of the Record Date, the Company had outstanding 123,841,922 shares of Common Stock.  Holders of the Common Stock have no preemptive rights.  All outstanding shares are fully paid and nonassessable.  The transfer agent for the Common Stock WWA Group’s transfer agent and registrar is Interwest Transfer Company, 1981 E. Murray-Holladay Road, Holladay, Utah, 84117–5164. Interwest’s phone number is (801) 272-9294.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate [81.4]% of the outstanding voting stock, are as follows:  Summit Digital Holdings, Inc. (80%) and Eric Montandon (1.4%), respectively. Tom Nix and Stephen Spencer, each officers and directors of the Company, principally control Summit Digital Holdings, Inc..

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date.  The corporate action described herein will be effective approximately 20 days (the “20-day Period”) after the mailing of this Information Statement.  The 20-day Period is expected to conclude on or about November [__], 2013.

The entire cost of furnishing this Information Statement will be borne by the Company.

AMENDMENT AND RESTATEMENT OF THE COMPANY’S

ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY, INCREASE THE

AUTHORIZED CAPITAL, CREATE A CLASS OF PREFERRED STOCK

AND PROVIDE FOR A SUPER MAJORITY VOTE ON CERTAIN CORPORATE MATTERS

Name Change

On October 7, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the prospective amendment and restatement to the Company’s Articles of Incorporation to change the name of the Company to Summit Digital, Inc. (the “Name Change Amendment”).  On October 7, 2013, stockholders of the Company owning a majority of the Company’s outstanding voting stock (the “Majority Stockholders”) approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus.  As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2013, the Company’s new business focus is owning, operating and administering a multi-system cable television, high speed internet and related services to rural communities in the United States.

The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State with an expected effective date of November [__], 2013.

Increase the Authorized Common Stock and Create a Class of Preferred Stock

General

On October 7, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, Article 5 of the Amended and Restated Articles of Incorporation that (i) increases the authorized common stock from 250,000,000 shares, par value $0.001, to 800,000,000 shares, par value $0.001;  (ii) authorized a class of preferred stock consisting of 100,000,000 shares, par value $0.001, issuable in one or more series as the Company’s board of directors may authorize from time to time (the “Increase in Authorized Capital Stock Amendment”); and (iii) provide for a super-majority vote requirement of not less than 75% of the Company’s common stock on certain provisions. On October 7, 2013, the Majority Stockholders approved the Increase in Authorized Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Increase in Authorized Amendment

Currently, the Company is authorized to issue 250,000,000 shares of common stock and no shares of preferred stock.  Of the 250,000,000 shares of Common Stock authorized, as of the Record Date, there were 123,841,922 shares of Common Stock issued and outstanding. Consequently, the Company has a limited number of shares of Common Stock and no shares of Preferred Stock available for general corporate purposes.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes.  Therefore, the Board of Directors and Majority Stockholders approved the increase in authorized shares of Common Stock and the creation of the class of Preferred Stock as a means of providing the Company with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Preferred or Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an additional amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of either Preferred or Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company.  As a result of the Increase in Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving either the Preferred or Common Stock or other securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute its business plan.  The Company could also use the additional Preferred and Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The Amended and Restated Articles of Incorporation provide that the additional shares of Preferred and Common Stock authorized by the Increase in Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time.  Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Increase in Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Increase in Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Increase in Authorized Amendment, other than as stockholders of the Company or the Company’s principal shareholder.

Effects of the Increase in Authorized Amendment

The increase in authorized shares of Common Stock and the class of Preferred Stock was not approved as a means of preventing or dissuading a change in control or takeover of the Company.  However, use of these shares for such a purpose is possible.  Authorized but unissued or unreserved shares of either Preferred and/or Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal.  In addition, the increase in authorized shares of Preferred and Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful.  The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.  Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the increase.  However, issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Increase in Authorized Amendment does not change the terms of the Common Stock.  The new class of Preferred Stock will be subject to those rights, preferences and privileges the Company’s Board of Director’s determine at their discretion.  The Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

The Increase in Authorized Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State with an expected effective date of November [__], 2013.

Super Majority Vote Requirement on Certain Matters

General

On October 7, 2013, the Board of Directors and Majority Stockholders of the Company approved by written consent, in lieu of a special meeting of stockholders, the proposed Amendment and Restatement to the Company’s Articles of Incorporation require the approval of not less than 75% of the outstanding shares of the Common Stock of the Company to approve the following matters:

(a)

The removal of any director of the Company; or

(b)

The sale of all or substantially all of the assets of the Company;

(c)

Any amendment, alteration, or repeal of the indemnification provisions set forth in Article 10 of the Amended and Restated Articles of Incorporation; and

(d)

 Any amendment, alteration, or repeal of Article 11 (the adopting provision).

Reasons for the Super Majority Vote Requirement

The Nevada Revised Statutes provides generally that the affirmative vote of a majority of the shares entitled to vote is required to amend a Company’s articles of incorporation or bylaws, unless Company’s articles of incorporation or bylaws, as the case may be, requires a greater percentage. Article 11 of the proposed Amended and Restated Articles of Incorporation imposes supermajority voting requirements in connection with the amendment of certain provisions of the Company’s articles of incorporation and other matters, such as removal of any director of the Company, the sales of all or substantially all of the assets of the Company, as well as any amendment, alternation or repeal of the indemnification provisions effecting directors, officers, employees and agents of the Company. The Board of Directors believes that it is in the interests of the Company and its stockholders that such provisions be adopted. The supermajority voting requirement is intended to protect key provisions of the certificate from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner(2)	Nature of Beneficial Ownership	Amount		Percent of Class (1)

Common Stock	Tom Nix(3)	President, CEO and Director	99,000,000	(4)	80.0 (4)

Common Stock	Stephen Spencer (3)	CFO and Director	99,000,000	(4)	80.0 (4)

Common Stock	Eric Montandon(3)	Director	1,854,074	(5)	1.4 (5)

	All Officers and Directors as a Group (3) persons)		100,854,074		81.4%

(1)

As of the Record Date, October __, 2013, there were 123,841,922 shares of common stock outstanding.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)

Unless indicated otherwise, the address of the shareholder is 13854 Lakeside Circle, Suite 248, Sterling Heights, Michigan 48313

(3)

Indicates an officer and/or director of the Company.

(4)

The shares of common stock are registered in the name of Summit Digital Holdings, Inc., of which the named individuals are the controlling shareholders, and principal officers and directors.

(5)

Includes 300,000 shares of common stock held in the name of the named individual and 1,554,074 shares held in the name of Asia8, Inc., of which the named individual is the chief executive officer.

Executive Compensation

The following sets forth information with respect to the compensation awarded or paid to Tom Nix, our current President and Chief Executive Officer, Stephen Spencer, our Chief Financial Officer, and Eric Montandon, our former President, Chief Executive Officer for all services rendered in all capacities to us for the fiscal years ended December 31, 2012, 2011, and 2010.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	All Other Compensation ($)	Total($)
Tom Nix (1)	2012	$30,000	$0	$0	$30,000
President and	2011	$30,000	$0	$0	$30,000
Chief Executive Officer	2010	$30,000	$0	$0	$30,000

Stephen Spencer (1)	2012	$-0-	$0	$0	$-0-
Chief Financial Officer	2011	$-0-	$0	$2,000	$2,000
	2010	$-0-	$0	$0	$-0-

Eric Montandon (2)	2012	$0	$0	$0	$-0-
Former President and CEO	2011	$0	$0	$-0-	$-0-
	2010	$72,000	$0	$0	$72,000

(1) Effective June 4, 2013, Mr. Nix and Mr. Spencer were appointed to our board of directors and named executive officers in connection with the issuance of 99,000,000 shares of our common stock to Summit Digital Holdings, Inc.  In connection the change in control transaction, Mr. Nix was appointed as our President and Chief Executive Officer and Mr. Spencer was appointed our Chief Financial Officer. All compensation to Mr. Nix and Mr. Spencer reflected in the table was derived from Summit Holdings, Inc., our majority shareholder.

(2) Eric Montandon resigned as an executive officer effective June 4, 2013.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers for fiscal year 2012:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Tom Nix	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

Stephen Spencer	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

Eric Montandon	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

By order of the Board of Directors

/s/Tom Nix

Tom Nix, Chief Executive Officer

October __, 2013

Sterling Heights, MI

Exhibit A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SUMMIT DIGITAL, INC.

(Formerly WWA Group, Inc.)

Exhibit A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

SUMMIT DIGITAL, INC.

(Formerly WWA Group, Inc.)

WWA GROUP, INC. (the “Corporation”) a corporation organized and existing under and by virtue of the Nevada Revised Statutes, as amended, DOES HEREBY CERTIFY:

FIRST:  The Corporation filed its original Articles of Incorporation with the Secretary of State of Nevada on November 26, 1996.

SECOND:  The Corporation has filed Amendments to its Articles of Incorporation with the Secretary of State of Nevada as set forth below (the “Corporation’s Articles”):

(a)

Articles of Amendment on August 29, 1997;

(b)

Articles of Amendment on April 24, 1998;

(c)

Articles of Amendment on May 8, 1998;

(d)

Articles of Amendment on January 23, 2002;

(e)

Articles of Amendment on September 25, 2003; and

(f)

Articles of Amendment on May 20, 2013

THIRD:  Pursuant to the Unanimous Written Consent of the Corporation’s Board of Directors, dated October 7, 2013, the following amendments to the Corporation’s Articles were approved:

ARTICLE 1.

Company Name

1.1

The name of this corporation shall be SUMMIT DIGITAL, INC.

ARTICLE 2.

Duration

2.1

The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Purpose

3.1

The purpose for which the corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

3.2

The corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE 4.

Board of Directors

4.1.

Number. The board of directors of the Corporation shall consist of such number of persons, not less than one (1), but not more than nine (9), as shall be determined in accordance with the bylaws from time to time.

ARTICLE 5.

Capital Stock

5.1

Authorized Capital Stock.  The aggregate number of shares which this Corporation shall have authority to issue is nine hundred million (900,000,000) shares, consisting of (a) eight hundred million (800,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock") and (b) one hundred million (100,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided.  A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class are as follows:

5.2

Common Stock.  Each share of Common Stock shall have, for all purposes one (1) vote per share.

Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.  The holders of Common Stock issued and outstanding have and possess the right to receive notice of stockholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common stockholders is required or requested.

5.3

Preferred Stock.  The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a)

may have such voting powers, full or limited, or may be without voting powers;

(b)

may be subject to redemption at such time or times and at such prices as determined by the Board of Directors;

(c)

may be entitled to receive dividends (which may be cumulative or non-cumulative) at  such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d)

may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e)

may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f)

may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g)

may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h)

may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issuance of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada, be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of shares of Preferred Stock.

ARTICLE 6.

No Further Assessments

6.1

The capital stock, after the amount of the subscription price determine by the board of directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE 7.

No Preemptive Rights

7.1

Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation, and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation, or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock, or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 8.

No Cumulative Voting

8.1

There shall be no cumulative voting of shares.

ARTICLE 9.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

9.1

The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

ARTICLE 10.

Indemnification of Officers and Directors

10.1

The Corporation shall indemnify its directors, officers, employees, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

10.2

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him  in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

10.3

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

10.4

The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

10.5

No director, officer or stockholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a)

Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)

The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE 11.

Super-Majority Vote Requirement for Certain Matters

11.1

The approval of not less than 75% of the outstanding shares of the Common Stock shall be required to approve the following matters:

(a)

The removal of any director of the Corporation; or

(b)

The sale of all or substantially all of the assets of the Corporation;

(c)

Any amendment, alteration, or repeal of the indemnification provisions set forth in Article 10.; and

(d)

 Any amendment, alteration, or repeal of this Article 11.

FOURTH:  That the foregoing amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in lieu of meeting in accordance with Section 78.390 of the Nevada Revised Statutes, as amended.

FIFTH:  That the aforesaid amendment was duly adopted in accordance with the laws of the State of Nevada.

SIXTH:  This Certificate of Amendment shall be effective as of November [__], 2013.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this ___ day of November 2013.

By: /s/ Tom Nix

      Tom Nix

      Chief Executive Officer